UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                    March 25, 2008

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 3.03       Material Modification to Rights of Security Holders

                As of March 31, 1998, W. R. Grace & Co. (“Grace”) and The Chase Manhattan Bank entered into a Rights Agreement (the “Rights Agreement”) under which holders of Grace common stock, par value $.01 per share (“Common Stock”) were issued rights (the “Rights”) to purchase from Grace one hundredth of a share of Grace Series A Junior Participating Preferred Stock (“Junior Preferred Stock”) under the circumstances set forth in the Rights Agreement.  The purpose of the Rights Agreement was to provide protections for Grace and its stockholders in the event of certain types of takeover activities.  The Rights are currently scheduled to expire on March 31, 2008.

On March 25, 2008, Grace and Mellon Investor Services LLC (the “Rights Agent”), successor as rights agent under the Rights Agreement to The Chase Manhattan Bank, entered into an amendment to the Rights Agreement set forth in an Amended and Restated Rights Agreement (the “Amended Agreement”) to continue the protections afforded by the Rights Agreement by extending the expiration date of the Rights until March 30, 2018.

Grace, along with certain of its U.S. subsidiaries and affiliates, has filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, since 2001, has been subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Grace has entered into the Amended Agreement and extended the expiration date of the Rights in order to maintain the status quo regarding Grace’s equity capitalization pending emergence from Chapter 11.  The capitalization of Grace following emergence from Chapter 11 will be determined pursuant to a plan of reorganization subject to approval of the Bankruptcy Court in proceedings in which committees of creditors, stockholders and others will participate.

The Amended Agreement also modifies the Rights Agreement to include:  (1) a provision that a person who becomes the beneficial owner of 20% or more of the outstanding Common Stock by acquisition of Common Stock under a plan of reorganization approved by the Bankruptcy Court will not be treated as an Acquiring Person (who would otherwise be subject to dilution of such person’s equity interest in Grace); (2) provisions permitting the direct registration, without certificates, of issuance, ownership and transfers of Common Stock, Junior Preferred Stock, Rights and other securities under the Amended Agreement; (3) provisions permitting Grace to delay exercisability of the Rights in order to effectuate an exchange of stock for Rights under the Amended Agreement, to comply with securities laws, and, when insufficient numbers of Common Stock or Junior Preferred Stock are authorized for issuance upon the exercise or exchange of the Rights, to substitute other securities or property of equivalent value as determined by the Board of Directors; and (4) provisions designed to limit the liability of the

Rights Agent under the Amended Agreement.  The Rights remain registered under Section 12 of the Securities Exchange Act of 1934, as amended, and listed on the New York Stock Exchange.

Item 9.01.      Financial Statements and Exhibits

(d)  Exhibits

4.01                                             Amended and Restated Rights Agreement dated as of March 25, 2008 by and between W. R. Grace & Co. and Mellon Investor Services, LLC, as rights agent (incorporated by reference from Amendment No. 1 to the Grace Registration Statement on Form 10 as filed with the Securities and Exchange Commission on March 25, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By:	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated: March 25, 2008